SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 24, 1998


                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



       Delaware                      0-24848                   75-2559089
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 (State or other             (Commission File No.)        (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation



1200 South Beckham Avenue, Tyler, Texas                            75701-3319
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On February 24, 1998, the Registrant issued for publication the press release attached as Exhibit "99" declaring a 3 for 2 stock split in the form of a 50% stock dividend.

      Exhibit
       Number                            Description
       ------                            -----------



        99               Press release, published on February 24, 1998.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  February 24, 1998                     By:    /s/ GERALD W. FREE
                                                    ------------------
                                                    Gerald W. Free
                                                    Vice Chairman, President
                                                    And Chief Executive Officer